The Al Frank Fund
                        A series of Advisors Series Trust


                                                                 January 1, 2004
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                          Supplement to the Prospectus
                              dated April 30, 2003

Effective January 1, 2004, Al Frank Asset Management, Inc., the Fund's Advisor, has contractually agreed to lower the Fund's Total Annual Operating Expense limit from 2.25% to 1.98%.

The expense table and example below replaces the expense table and example on page 4 of the Prospectus:

                                  Expense Table

This table describes the current fees and expenses, including adjustment for the new operating expense limit that you may pay if you buy and hold shares of the Fund. There are two types of expenses involved: shareholder transaction expenses, such as redemption fees, and annual operating expenses, such as investment advisory fees.

Shareholder Transaction Expenses
(fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)(1).......None
Maximum Sales Load Imposed on
   Reinvested Dividends(1) .....................None
Redemption Fee
   (as a percentage of amount redeemed)(2)     2.00%
Deferred Sales Load ............................None

Annual Operating Expenses
(expenses that are deducted from Fund assets)

Investment Advisory Fee .......................1.00%
Rule 12b-1 Distribution Fee....................0.25%
Other Expenses(3) .............................1.00%
                                               -----
Total Annual Fund Operating Expenses...........2.25%
                                               =====
       Less Expense Reimbursement ............-0.27%
Net Annual Fund Operating Expenses(4)..........1.98%
                                               =====

(1) The shares of the Fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares of the Fund. The Fund's authorized intermediary charges a $15 fee for wire redemptions.
(2) The Redemption Fee applies only to those shares that have been held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(3) Other expenses include custodian, transfer agency and other customary fund expenses, as well as previously waived expenses reimbursed to the Advisor.
(4) The Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses in order to limit the Fund's Total Annual Fund Operating Expenses (excluding interest and tax expenses) to 1.98%. The Net Annual Fund Operating Expense reflects expenses as if the expense waiver had been in effect during the previous fiscal year. This contract's term is indefinite and may be terminated only by the Board of Trustees. In turn, the Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.


Expense Example

This Example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the net annual operating expenses shown above, and it assumes that these expenses will remain the same over the time periods shown. It also assumes that you make a single $10,000 investment in the Fund to start with, that you reinvest dividends and distributions and that you earn a 5% return each year. Finally, it assumes that you redeem all of your shares at the end of each of the time periods. Again, this Example is hypothetical, and your actual expenses may be higher or lower.

         One Year             Three Years         Five Years           Ten Years
         --------             -----------         ----------           ---------
           $201                  $621               $1,068              $2,306


    Please retain this Supplement with your Prospectus for future reference.